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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
     FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 19, 2007

SOUTH SHORE RESOURCES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-31289
(State or other jurisdiction of incorporation)	(Commission File No.)

Times Square, P.O. Box 663, Leeward Highway
Providenciales, Turks & Caicos Islands
British West Indies
(Address of principal executive offices and Zip Code)

(416) 281-3335
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

     The company has recently reported that it had completed extensive in-house performance, evaluation and validation testing of the prototype an up scaled version of the lab unit, utilizing Hibernia crude, with certification conducted by the engineering firm, The SGS Group. Based on the analysis report issued by SGS, changes in composition are noticeable between the various streams with the Permeate sample yielding lower physical properties (boiling point, viscosity and density) as well as lower chemical components (coke forming residue, salt, sulphur, nickel and nitrogen).

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document Description
99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 19th day of December, 2007.

SOUTH SHORE RESOURCES INC.

BY:   MICHAEL KABIN
         Michael Kabin, Principal Executive Officer
         and Secretary